Schedule of Investments (unaudited) January 31, 2020	BlackRock LifePath® Smart Beta 2050 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 107.8%

Equity Funds — 98.4%
iShares Core MSCI Emerging Markets ETF	19,873	$1,005,375
iShares Edge MSCI International Momentum Factor ETF(a)	6,927	218,131
iShares Edge MSCI International Quality Factor ETF(a)	42,036	1,332,962
iShares Edge MSCI International Value Factor ETF	32,036	745,157
iShares Edge MSCI Min Vol EAFE ETF	14,145	1,050,974
iShares Edge MSCI Min Vol Emerging Markets ETF	6,547	363,031
iShares Edge MSCI Min Vol USA ETF	26,330	1,767,796
iShares Edge MSCI USA Momentum Factor ETF	4,350	566,631
iShares Edge MSCI USA Quality Factor ETF	24,221	2,429,609
iShares Edge MSCI USA Size Factor ETF	6,760	650,109
iShares Edge MSCI USA Value Factor ETF	17,931	1,548,163
iShares Global REIT ETF(a)	23,248	647,224
iShares MSCI EAFE Small-Cap ETF	8,495	508,935
Master Small Cap Index Series	$240,735	240,735

		13,074,832

Fixed-Income Funds — 1.5%
iShares Edge High Yield Defensive Bond ETF	2,750	138,957
iShares TIPS Bond ETF	487	57,982

		196,939

Short-Term Securities — 7.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.48%(b)	34,087	34,087
SL Liquidity Series, LLC, Money Market Series, 1.71%(b)(c)	1,015,731	1,016,036

		1,050,123

Total Affiliated Investment Companies — 107.8% (Cost: $13,716,943)		14,321,894

Liabilities in Excess of Other Assets — (7.8)%		(1,036,310)

Net Assets — 100.0%		$13,285,584

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)

During the period ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 10/31/19	Shares/ Investment Value Purchased	Shares/ Investment Value Sold	Shares/ Investment Value Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	50,340	—	(16,253)	34,087	$34,087	$190	$—	$—
iShares Core MSCI Emerging Markets ETF	21,479	2,024	(3,630)	19,873	1,005,375	24,717	(19,433)	11,304
iShares Edge High Yield Defensive Bond ETF	2,750	—	—	2,750	138,957	1,990	—	(181)
iShares Edge MSCI International Momentum Factor ETF	26,600	149	(19,822)	6,927	218,131	5,178	35,062	(4,390)
iShares Edge MSCI International Quality Factor ETF	26,400	17,352	(1,716)	42,036	1,332,962	6,579	2,407	8,776
iShares Edge MSCI International Value Factor ETF	33,000	415	(1,379)	32,036	745,157	11,844	1,877	(14,686)
iShares Edge MSCI Min Vol EAFE ETF	10,230	5,468	(1,553)	14,145	1,050,974	16,636	840	(9,029)
iShares Edge MSCI Min Vol Emerging Markets ETF	4,586	2,300	(339)	6,547	363,031	3,912	(145)	(18,700)
iShares Edge MSCI Min Vol USA ETF	34,040	3,003	(10,713)	26,330	1,767,796	12,415	9,902	85,519
iShares Edge MSCI USA Momentum Factor ETF	6,705	530	(2,885)	4,350	566,631	3,186	13,966	42,334
iShares Edge MSCI USA Quality Factor ETF	21,054	5,929	(2,762)	24,221	2,429,609	8,511	8,156	106,040
iShares Edge MSCI USA Size Factor ETF	6,119	911	(270)	6,760	650,109	1,920	1,022	23,384
iShares Edge MSCI USA Value Factor ETF	16,149	3,896	(2,114)	17,931	1,548,163	8,968	6,276	15,392
iShares Global REIT ETF	22,119	3,302	(2,173)	23,248	647,224	14,225	6,000	(23,169)

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Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock LifePath® Smart Beta 2050 Fund

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 10/31/19	Shares/ Investment Value Purchased	Shares/ Investment Value Sold		Shares/ Investment Value Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
iShares MSCI EAFE Small-Cap ETF	12,901	2,131	(6,537)		8,495	$508,935	$14,846		$22,477	$(9,075)
iShares TIPS Bond ETF	452	36	(1)		487	57,982	108		(1)	1,440
Master Small Cap Index Series(b)	$257,600	$—	$(16,865	)(c)	$240,735	240,735	949		311	6,525
SL Liquidity Series, LLC, Money Market Series(b)	1,558,209	—	(542,478)		1,015,731	1,016,036	1,414	(d)	133	—

						$14,321,894	$137,588		$88,850	$221,484

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviations

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, refer to the Fund’s most recent financial statements as contained in its annual report.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies(a)	$13,065,123	$—	$—	$13,065,123

Investments Valued at Net Asset Value (“NAV”)(b)				1,256,771

Total Investments				$14,321,894

(a)	See above Schedule of Investments for values in each security type.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

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